Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743
BLACKSTONE ALTERNATIVE INVESTMENT FUNDS
Supplement dated November 25, 2022 to the
Blackstone Alternative Multi-Strategy Fund (the “Fund”)
Prospectus, dated July 29, 2022, as supplemented
Addition of Sub‑Adviser
Pursuant to action taken by the Board of Trustees of the Fund, North Reef Capital Management LP and Seven Grand Managers, LLC will each serve as a discretionary sub‑adviser to the Fund.
Effective immediately, the Fund’s Prospectus is revised as follows:
The list of sub‑advisers to the Fund in the “Fund Summary—Principal Investment Strategies” section of the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub‑Advisers	Principal Strategy
Aperture Investors, LLC	Equity Hedge Strategies
Bayforest Capital Limited	Multi-Strategy Strategies
Bayview Asset Management, LLC	Relative Value Strategies
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies
Caspian Capital LP	Event-Driven Strategies
Clear Sky Advisers, LLC	Macro Strategies
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Emso Asset Management Limited	Macro Strategies
Endeavour Capital Advisors Inc.	Equity Hedge Strategies
Fir Tree Capital Management LP	Relative Value Strategies
HealthCor Management, L.P.	Equity Hedge Strategies
Jasper Capital Hong Kong Limited	Equity Hedge Strategies
Magnetar Asset Management LLC	Event-Driven Strategies
Mariner Investment Group, LLC	Relative Value Strategies
Mesarete Capital LLP	Relative Value Strategies
Nephila Capital Ltd.	Event-Driven Strategies
North Reef Capital Management LP	Equity Hedge Strategies
Sage Rock Capital Management LP	Event-Driven Strategies
Seiga Asset Management Limited	Equity Hedge Strategies
Seven Grand Managers, LLC	Event-Driven Strategies
TrailStone Commodity Trading US, LLC	Macro Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Waterfall Asset Management, LLC	Relative Value Strategies
The list of sub‑advisers to the Fund in the “Fund Summary—Management of the Fund” section in the Prospectus is deleted in its entirety and replaced with the following:
Discretionary Sub‑Advisers:
Aperture Investors, LLC
Bayforest Capital Limited
Bayview Asset Management, LLC
Blackstone Liquid Credit Strategies LLC
Blackstone Real Estate Special Situations Advisors L.L.C.
Caspian Capital LP

Clear Sky Advisers, LLC
D. E. Shaw Investment Management, L.L.C.
Emso Asset Management Limited
Endeavour Capital Advisors Inc.
Fir Tree Capital Management LP
HealthCor Management, L.P.
Jasper Capital Hong Kong Limited
Magnetar Asset Management LLC
Mariner Investment Group, LLC
Mesarete Capital LLP
Nephila Capital Ltd.
North Reef Capital Management LP
Sage Rock Capital Management LP
Seiga Asset Management Limited
Seven Grand Managers, LLC
TrailStone Commodity Trading US, LLC
Two Sigma Advisers, LP
Waterfall Asset Management, LLC
The list of sub‑advisers to the Fund in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section in the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub‑Advisers	Principal Strategy	Principal Sub‑Strategy
Aperture Investors, LLC	Equity Hedge Strategies	Equity Long/Short
Bayforest Capital Limited	Multi‑Strategy Strategies	N/A
Bayview Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Blackstone Liquid Credit Strategies LLC	Relative Value Strategies	Fixed Income – Asset Backed
Blackstone Real Estate Special Situations Advisors L.L.C.	Relative Value Strategies	Fixed Income – Asset Backed
Caspian Capital LP	Event-Driven Strategies	Distressed/Restructuring
Clear Sky Advisers, LLC	Macro Strategies	Commodity – Energy
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies	N/A
Emso Asset Management Limited	Macro Strategies	Discretionary Thematic
Endeavour Capital Advisors Inc.	Equity Hedge Strategies	Equity Long/Short
Fir Tree Capital Management LP	Relative Value Strategies	Fixed Income – Corporate
HealthCor Management, L.P.	Equity Hedge Strategies	Equity Long/Short
Jasper Capital Hong Kong Limited	Equity Hedge Strategies	Quantitative Directional
Magnetar Asset Management LLC	Event-Driven Strategies	Risk Arbitrage Strategies
Mariner Investment Group, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Mesarete Capital LLP	Relative Value Strategies	Fixed Income – Sovereign
Nephila Capital Ltd.	Event-Driven Strategies	Reinsurance
North Reef Capital Management LP	Equity Hedge Strategies	Equity Long/Short
Sage Rock Capital Management LP	Event-Driven Strategies	Event-Driven Multi-Strategy
Seiga Asset Management Limited	Equity Hedge Strategies	Equity Long/Short
Seven Grand Managers, LLC	Event-Driven Strategies	Event-Driven Multi-Strategy
TrailStone Commodity Trading US, LLC	Macro Strategies	Commodity – Energy
Two Sigma Advisers, LP	Equity Hedge Strategies	Equity Market Neutral
Waterfall Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
The following disclosure is added to the “More on Fund Management—Adviser and Sub‑Advisers—Sub‑Advisers” section in the Prospectus:

•
North Reef Capital Management LP (“North Reef”), located at 851 South Coast Highway, Laguna Beach, CA 92651, is an investment adviser registered with the SEC. North Reef may manage a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2020, North Reef has approximately $280 million in assets under management equivalent as of October 31, 2022.

•
Seven Grand Managers, LLC (“Seven Grand”), located at 81 Pondfield Road, Suite C302, Bronxville, NY 10708, is an investment adviser registered with the SEC. Seven Grand may manage a portion of the Fund’s assets using Equity Hedge Strategies. Founded in 2019, Seven Grand has approximately $200 million in assets under management as October 31, 2022.

Shareholders should retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated November 25, 2022 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Statement of Additional Information, dated July 29, 2022, as supplemented

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees of the Fund, North Reef Capital Management LP and Seven Grand Managers, LLC will each serve as a discretionary sub-adviser to the Fund.

Effective immediately, the following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” in the Statement of Additional Information:

•	North Reef Capital Management LP (“North Reef”). The principal owner of North Reef is James Hanna.
•	Seven Grand Managers, LLC (“Seven Grand”). The principal owners of Seven Grand are Chris Fahy and Jeffrey Ziglar.

Sub-Adviser Proxy Voting Policy

Effective immediately, the following disclosure is added to Appendix A to the Statement of Additional Information:

Summary of Proxy Voting Policy for North Reef Capital Management LP

Advisers owe their clients a duty of care, loyalty, and respect with regards to proxy voting activities conducted on their behalf. As fiduciaries, advisers must vote (or abstain) proxies in a manner that is consistent with the best interests of their investors. Registered investment advisers must also keep a record of all proxies received, the manner in which they voted, and any documentation that was material to their decision to vote a particular way. Additionally, registered advisers must have policies and procedures that are designed to appropriately address conflicts of interest with respect to their proxy voting activity on behalf of clients and deliver their proxy voting log to any client upon request.

How do we Comply?

Although North Reef Capital Management LP (“North Reef” or the “Firm”) typically refrains from voting proxies, when voting in proxies on behalf of, and in the best interest of our clients and/or investors, North Reef will generally seek to vote in a manner that will maximize the long-term economic value of client assets, considering the specific strategy surrounding the investment, time horizons, contractual obligations, and any other facts or circumstances that the Firm deems relevant at the time of the vote, and will apply the following procedures:

The Firm’s Chief Compliance Officer (“CCO”) will ensure that the Firm retains the following records in connection with proxies:

•	The name of the company;
•	The date the proxy was received and reviewed by North Reef;
•	The date of the respective proxy vote;
•	The manner in which the proxy was voted (or abstained) by North Reef;
•	The reasoning behind North Reef’s vote (or abstention).

Prior to voting proxies, North Reef will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below. If a conflict is identified, North Reef will then make a determination (which may be in consultation with outside legal counsel or compliance consultants) as to whether the conflict is material. North Reef will proceed to vote proxies without material conflicts by majority. North Reef also has the flexibility to abstain from a proxy vote or to outsource a proxy vote to an independent third party when it is determined to be in the best interests of clients.

Identification of Material Conflicts of Interest: Access Persons and employees of North Reef are required to disclose relationships that may potentially cause conflicts of interest with respect to proxy voting including but not limited to records related to personal holdings, transactions in securities, and records of outside business activities and relationships with officers and directors of publicly traded companies, as defined in the Firm’s Code of Ethics. Failure to report information that may constitute a material conflict of interest with respect to proxy voting constitutes a serious breach of policy and may result in disciplinary action up to and including termination of employment. North Reef conducts reasonable conflicts of interest checks to determine the actual or potential presence of a material conflicts of interest prior to voting a proxy.

Resolution of Material Conflicts of Interest: In the event a proxy voting conflict indicates the presence or the potential presence of a material conflict of interest between the Firm and its clients, a shareholder’s representative elected by a vote of the client’s shareholders—or in the case of an individual client, the client itself—will be consulted to assess the appropriateness of the Firm’s vote on behalf of the client. The client or shareholder’s representative may be informed of the opinion of the Firm related to the vote but must be informed of the potential conflict of interest in detail, including all information necessary to understand the nature of the conflict.

Summary of Proxy Voting Policies and Procedures for Seven Grand Managers, LLC

A.	Introduction

The act of managing assets of Clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary obligation to (a) vote in a manner that is in the best interests of the Client, and (b) properly deal with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Seven Grand Managers, LLC (the “Firm”) for voting proxies received for accounts managed by the Firm are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the Client expressly provides that the Firm shall be responsible to vote proxies received in connection with the Client’s account; or
•

The underlying advisory agreement entered into with the Client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the Client’s account and the Firm has discretionary authority over investment decisions for the Client’s account; or

•

In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in a manner that is consistent with the Firm’s fiduciary obligations and the general anti-fraud provisions of the securities acts, and should complement the Firm’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to the Chief Compliance Officer (“CCO”).

B.	Proxy Voting Policies

i.	Voting Guidelines

The Firm shall vote proxies related to securities held by any Client in a manner that is in the best interest of the Client. The Firm shall consider only those factors that relate to the Client’s investment or that are dictated by the Client’s written instructions, including how its vote will economically impact (short-term and long-term) and otherwise affect the value of the Client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Client).

The Firm generally expects to vote in accordance with the recommendations of company management, as we believe management usually knows more about the company than passive shareholders. However, we realize that there are many complexities to proxy votes and we will vote against a proposal or recommendation of management if we determine that such a vote is in the best interests of the Client. Generally, proxy votes will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of shareholders and management;
•	increase shareholder value;
•	maintain or increase shareholder influence over the issuer’s board of directors and management;
•	maintain or enhance the independence of the board of directors; and
•	maintain or increase the rights of shareholders.

Proxy votes generally will be cast against proposals having the opposite effect of those items listed above, particularly where the Firm believes that a proposal will have a dilutive effect on the value of the underlying security.

In voting on each and every issue, the Firm and its employees shall vote in a prudent and timely fashion and only after evaluating the issue(s) presented on the ballot.

These voting guidelines are just that—guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Firm may not vote at all on a presented proposal or may not vote in strict adherence to these guidelines.

ii.	Conflicts of Interests

In exercising its voting discretion, the Firm and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Firm will follow the procedures discussed below in Sections C (4) through (6) if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to:

•	the Firm;
•

any affiliate of the Firm. For purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Firm; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Firm; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Firm (or any affiliate of the Firm) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•

any person with whom the Firm (or any affiliate of the Firm) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Firm’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person”)

One example of a situation in which a potential conflict of interest may arise is where the Firm is asked to vote upon an issue related to a company when the Firm is aware that a Client of the Firm is an officer, director or stockholder of that company, or otherwise has an interest in the particular vote. In situations like this, the interests of the affiliated Client may be contrary to the best interests of the Firm’s other Clients. In such circumstances, the Firm will follow the procedures discussed below.

The Firm shall keep certain records required by applicable law in connection with its proxy voting activities for Clients and shall provide proxy-voting information to Clients upon their written or oral request.

Consistent with SEC Rule 206(4)-6, as amended, the Firm shall take reasonable measures to inform its Clients of (1) its proxy voting policies and procedures, and (2) the process or procedures Clients must follow to obtain information regarding how the Firm voted with respect to assets held in their accounts.

C.	Proxy Voting Procedures

1.	The Portfolio Manager shall be responsible for voting the proxies related to any Client’s account if:

•	The underlying advisory agreement entered into with the Client expressly provides that the Firm shall be responsible to vote proxies received in connection with the Client’s account; or
•

The underlying advisory agreement entered into with the Client is silent as to whether or not the Firm shall be responsible to vote proxies received in connection with the Client’s account and the Firm has discretionary authority over investment decisions for the Client’s account; or

•

In case of an employee benefit plan, the Client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the Client or in the Client’s plan documents.

All proxies and ballots received by the Firm will be forwarded to the CCO.

2.

Prior to voting, the CCO will verify whether his or her voting power is subject to any restrictions or guidelines issued by the Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) and if so, the Firm will vote in accordance with such guidelines.

3.

Prior to voting, the CCO will determine whether an actual or potential conflict of interest with the Firm or any other Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence of any actual or potential

4.

If an actual or potential conflict is found to exist, the Firm shall engage a reputable non-Interested Party to independently review the Firm’s vote recommendation and to confirm that the Firm’s vote recommendation is in the best interest of the Client under the circumstances. If the independent non-Interested Party determines that the Firm’s vote recommendation is not in the best interest of the client under the circumstances, then the Firm shall vote in the manner suggested by such independent non-Interested Party.

5.

The Managing Members, Chris Fahy and Jeffrey Ziglar, will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by a Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

6.	In accordance with SEC Rule 204-2(c)(2), as amended, the CCO shall retain the following:

•

A copy of the proxy statement received (unless retained by a third party for the benefit of the Firm or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•

A record of the vote cast (unless this record is retained by a third party for the benefit of the Firm and the third party is able to promptly provide the Firm with a copy of the voting record upon its request);

•	A copy of any document created by the Firm or its employees that was material in making the decision on how to vote the subject proxy or that memorializes the basis for that decision; and,
•

A copy of each written client request for information on how the adviser voted proxies on behalf of the Client, and a copy of any written response by the Firm to any (written or oral) Client request for information on how the Firm voted proxies on behalf of the requesting Client.

•

The above copies and records shall be retained in the Client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Firm.

7.	Periodically, but no less than annually, the Firm will:

•	Verify that all annual proxies for the securities held in the Client’s account have been received;
•

Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Maintain a list of any Client voting restrictions and guidelines;
•	Review the files to verify that records of the voting of the proxies have been properly maintained; and
•	Maintain an internal list of Interested Persons.

Shareholders should retain this Supplement for future reference.